U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)................................................. September 8, 2008

AURA SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-17249 (Commission file number)	95-4106894 (I.R.S. Employer Identification Number)

2330 Utah Avenue, El Segundo, California 90245

(Address of principal executive offices)

(310)-643-5300

Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 8, 2008, Aura Systems, Inc. (the “Company”) issued a press release reporting the issuance of a Letter to Stockholders by Melvin Gagerman, Chairman and CEO. A copy of the press release dated September 8, 2008, is included as Exhibit 99.1 and a copy of the Letter to Stockholders is included as Exhibit 99.2.

Item 9.01.	Exhibits

9.1	Press Release dated September 8, 2008
9.2	Letter to Stockholders dated September 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AURA SYSTEMS, INC.

(Registrant)

Date: September 8, 2008	/s/ Melvin Gagerman__________

Melvin Gagerman

Chairman and

Chief Financial Officer

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